                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 19, 2000





                      CONSECO FINANCE SECURITIZATIONS CORP.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-92313-01               41-1807858
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS employer
     of incorporation)                file number)           identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  -----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                          ---------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.             Changes in Control of Registrant.
                    --------------------------------

                    Not applicable.

Item 2.             Acquisition or Disposition of Assets.
                    ------------------------------------

                    Not applicable.

Item 3.             Bankruptcy or Receivership.
                    -------------------------

                    Not applicable.

Item 4.             Changes in Registrant's Certifying Accountant.
                    ----------------------------------------------

                    Not applicable.

Item 5.             Other Events.
                    ------------

                    Not applicable.

Item 6.             Resignations of Registrant's Directors.
                    --------------------------------------

                    Not applicable.

Item 7.             Financial Statements and Exhibits.
                    ---------------------------------

                    (a)    Financial statements of businesses acquired.

                           Not applicable.

                    (b)    Pro forma financial information.

                           Not applicable.

                    (c)    Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

           Exhibit No.            Description
           -----------            -----------

              99.1                Computational Material of Credit Suisse
                                  First Boston Corporation, dated September
                                  19, 2000, distributed in connection with $300,000,000 (approximate) Class A, Class M and Class B Certificates for Home Improvement Loans, Series 2000-E, issued by Conseco Finance Home Loan Trust 2000-E, formed by Conseco Finance Securitizations Corp.


              99.2 Revised Computational Material of Credit Suisse First Boston Corporation, dated September 20, 2000, distributed in connection with $300,000,000 (approximate) Class A, Class M and Class B Certificates for Home Improvement Loans, Series 2000-E, issued by Conseco Finance Home Loan Trust 2000-E, formed by Conseco Finance Securitizations Corp.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSECO FINANCE SECURITIZATIONS CORP.



                                         By: /s/ Phyllis A. Knight
                                             -----------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer